UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 8, 2005
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	10-18786	94-2723335

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
875 Prospect Street, Suite 301, La Jolla, California 92037
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(858) 456-6022

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business Operations
Item 1.01 Entry into a Material Definitive Agreement
     At a Special Meeting of Shareholders of PICO Holdings, Inc. (the “Company”) held on December 8, 2005, the Company’s shareholders approved the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (“the Plan”). The Plan was adopted by the Company’s Board of Directors on October 28, 2005 subject to approval by the Company’s shareholders, and became effective with such shareholder approval on December 8, 2005.
     Under the Plan, the Company may grant equity based incentive awards in the form of incentive stock options, non-qualified stock options, freestanding stock-settled stock appreciation rights, restricted stock awards, performance shares, performance units, restricted stock units, deferred compensation awards, and other stock-based awards to employees, consultants, and non-employee directors. The Plan provides that the maximum aggregate number of shares of the Company’s common stock that may be issued under the Plan is 2,654,000. A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement for its Special Meeting of Shareholders (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on November 8, 2005 in the section of the Proxy Statement entitled “APPROVAL OF THE PICO HOLDINGS, INC. 2005 LONG-TERM INCENTIVE PLAN” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan filed herewith as Exhibit 99.1 and incorporated by reference herein.
     On December 12, 2005 pursuant to the Plan, the Compensation Committee of the Company granted awards of freestanding stock-settled stock appreciation rights to certain employees and non-employee directors, as indicated below.

Number of
Freestanding Stock-Settled
Grantee	Stock Appreciation Rights
Ronald Langley	838,356
John R. Hart	838,356
Richard H. Sharpe	190,454
Maxim C. W. Webb	163,799
W. Raymond Webb	60,000
John T. Perri	30,000
Dorothy A. Timian-Palmer	20,000
James F. Mosier	20,000
Carlos C. Campbell	5,000
S. Walter Foulkrod, III, Esq.	5,000
Richard D. Ruppert, MD	5,000
John D. Weil	5,000
Kenneth J. Slepicka	5,000
     Each of the foregoing freestanding stock-settled stock appreciation rights is immediately vested and has a per share exercise price equal to the closing price of the Company’s common stock on the date of grant. Each of the foregoing freestanding stock-settled stock appreciation rights will expire in ten years if not exercised and must be exercised within ninety days after the grantee ceases to be an employee or a non-employee director of the Company.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit Number	Description

99.1	PICO Holdings, Inc. 2005 Long-Term Incentive Plan, including form of grant

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.
Date: December 13, 2005	By:	/s/ Maxim C. W. Webb
Maxim C. W. Webb Chief Financial Officer and Treasurer

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